UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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	5)	Total fee paid:
☐	Fee paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Uninstructed Shares Phone Script and Email Template 1

Phone Script Option

Verbal Script – not to be emailed

Mr./Ms. [   ],

I want to thank you for partnering with [insert name of applicable Fund(s)].

As you probably know, [insert name of applicable Fund(s)] [is/are] trying to move from a diversified to a non-diversified fund. This change will provide the fund management teams with more flexibility in how they manage the portfolio. In order to make this change, the shareholders have to approve this and the way they do that is by casting their votes. They can vote “for”, “against” or vote to “abstain”. Our board is recommending a vote “for” the change.

However, while shareholders have likely received phone calls and mailings asking them to vote their shares, unfortunately, many are simply ignoring these requests and haven’t cast their votes. Since our board is recommending a vote “for” this change, we wanted to make sure to bring this matter to your attention to allow you to engage in whatever steps you feel appropriate to assist in matters of this nature, such as contacting your clients that own [insert name of applicable Fund(s)] and asking them to please vote their shares or authorize Broadridge to contact your clients. Note, returning a proxy card indicating you have no authority could help the [Fund or Funds] reach quorum (this is known as authorizing the use of uninstructed shares). Uninstructed shares will be counted for quorum purposes only and will not be voted on any proposal. We are aware of other firms that have authorized the use of uninstructed shares for this proposal.

Voting instructions can be found on the proxy card.

We wouldn’t ask for this if it wasn’t critically important.

Thank you.

Email Option – Follow up to Phone Conversation

Subject: JP Morgan Funds - Uninstructed Shares Request

Good <morning, afternoon, evening> [     ],

Thank you for taking the time to speak with me earlier <today, yesterday>. As we discussed, the Special Meeting of Shareholders (“Meeting”) for the [insert name of applicable Fund(s)] [(“Fund”) or (“Funds”)] has been adjourned to [insert meeting adjournment date], due to a lack of shareholder participation.

Because of this, the [Fund or Funds] are asking [insert Broker/Nominee] for authorization to use uninstructed shares to help [this Fund or these Funds] reach quorum for the Fund CUSIPs below. The uninstructed shares will be counted for quorum purposes only and will not be voted on any proposal(s).

[Amend table below as applicable for the subject Fund(s) in the communication]

FUND NAME	CUSIP

JPMorgan Growth Advantage Fund	62826M483

JPMorgan Growth Advantage Fund	4812A3692

JPMorgan Growth Advantage Fund	4812A3718

JPMorgan Growth Advantage Fund	46640W108

JPMorgan Growth Advantage Fund	48123X108

JPMorgan Growth Advantage Fund	46640W306

JPMorgan Growth Advantage Fund	46640W405

JPMorgan Growth Advantage Fund	62826M426

JPMorgan Large Cap Growth Fund	4812C0506

JPMorgan Large Cap Growth Fund	4812C0522

JPMorgan Large Cap Growth Fund	4812C2379

JPMorgan Large Cap Growth Fund	4812C0530

JPMorgan Large Cap Growth Fund	4812C2544

JPMorgan Large Cap Growth Fund	48121L841

JPMorgan Large Cap Growth Fund	4812CA108

JPMorgan Large Cap Growth Fund	4812CA207

Below is the e-mail text request that needs to be forwarded back to us, since Broadridge is not tabulating.

“For the CUSIPs listed below, please accept this as instruction that [Broker/Nominee] has not received instructions on how to vote the shares on the proposal(s) at the Meeting or any adjournments thereof.”

[Broker/Nominee – Please Amend table below as applicable for the subject Fund(s) in the communication]

FUND NAME	CUSIP

JPMorgan Growth Advantage Fund	62826M483

JPMorgan Growth Advantage Fund	4812A3692

JPMorgan Growth Advantage Fund	4812A3718

JPMorgan Growth Advantage Fund	46640W108

JPMorgan Growth Advantage Fund	48123X108

JPMorgan Growth Advantage Fund	46640W306

JPMorgan Growth Advantage Fund	46640W405

JPMorgan Growth Advantage Fund	62826M426

JPMorgan Large Cap Growth Fund	4812C0506

JPMorgan Large Cap Growth Fund	4812C0522

JPMorgan Large Cap Growth Fund	4812C2379

JPMorgan Large Cap Growth Fund	4812C0530

JPMorgan Large Cap Growth Fund	4812C2544

JPMorgan Large Cap Growth Fund	48121L841

JPMorgan Large Cap Growth Fund	4812CA108

JPMorgan Large Cap Growth Fund	4812CA207

Thanks again with your help on this matter.

Regards,

[    ]

Uninstructed Shares Email Template 2

Subject: JP Morgan Funds - Uninstructed Shares Request

Good morning,

The Special Meeting of Shareholder for the [insert name of applicable Fund(s)] has been adjourned to [insert meeting adjournment date], due to a lack of shareholder participation.

The [Fund or Funds] are asking [insert Broker/Nominee] for authorization to use uninstructed shares to help [this Fund or these Funds] reach quorum for the following Fund CUSIPs.

We understand that the uninstructed shares will be used for quorum purposes only as deemed necessary.

[Amend table below as applicable for the subject Fund(s) in the communication]

FUND NAME	CUSIP

JPMorgan Growth Advantage Fund	62826M483

JPMorgan Growth Advantage Fund	4812A3692

JPMorgan Growth Advantage Fund	4812A3718

JPMorgan Growth Advantage Fund	46640W108

JPMorgan Growth Advantage Fund	48123X108

JPMorgan Growth Advantage Fund	46640W306

JPMorgan Growth Advantage Fund	46640W405

JPMorgan Growth Advantage Fund	62826M426

JPMorgan Large Cap Growth Fund	4812C0506

JPMorgan Large Cap Growth Fund	4812C0522

JPMorgan Large Cap Growth Fund	4812C2379

JPMorgan Large Cap Growth Fund	4812C0530

JPMorgan Large Cap Growth Fund	4812C2544

JPMorgan Large Cap Growth Fund	48121L841

JPMorgan Large Cap Growth Fund	4812CA108

JPMorgan Large Cap Growth Fund	4812CA207

Below is the e-mail text request that needs to be forwarded back to us, since Broadridge is not tabulating.

“For all of the [No. of shares] shares offered through [list distinct broker/nominee distribution channel here], please accept this as instruction that [Broker/Nominee] has not received instructions on how to vote for the [name of fund(s)] meeting proposal(s) or any adjournments thereof. We understand that the uninstructed shares will be used for quorum purposes only as deemed necessary”.

Thanks again with your help on this matter.

Regards,

[     ]

LCG/GA proxy email: WM/IBD FA version

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email.

Subject to firm approval. Please check with your Marketing Director to ensure this is approved at specific firms.

Subject: Proxy vote: Information Update

Dear [FA Name],

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert meeting adjournment date], providing shareholders with additional time to vote.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

This information is for reactive purposes only. To the extent you receive questions from clients on the Proposal, please refer them to the Proxy Statement.

Thank you. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

LCG/GA proxy email: RIA version

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email

Don’t forget to attach end-client email language.

Subject: Proxy vote: Requesting your help

Dear [FA Name],

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert adjourned meeting date], providing shareholders with additional time to vote.

•	If you have discretionary authority to cast proxy votes on behalf of your clients, we kindly request that you vote their shares.

•	If you don’t have proxy voting rights on behalf of your clients, simply leverage the attached email language to send to your clients.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

Please call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote this proxy on behalf of your shareholder clients.

Alternatively, you may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote your clients’ shares FOR, AGAINST or ABSTAIN the proposal

Once your instructions for their votes have been processed, your clients will receive written confirmation in the mail indicating the proxy vendor has processed their vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

LCG/GA proxy email: WM/IBD FA version urging clients

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email.

Don’t forget to attach end-client email language.

Subject to firm approval. Please check with your Marketing Director to ensure this is approved at specific firms.

Subject: Proxy vote: Requesting your help

Dear [FA Name],

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert adjourned meeting date], providing shareholders with additional time to vote.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

•	We kindly ask that you urge your clients to vote their shares.

•	Simply cut and paste the language in the attached document and email to your clients.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

[JPMorgan Growth Advantage Fund and/or JPMorgan Large Cap Growth Fund]

Instructions for advisors: Simply cut and paste the language below and email to your clients. Don’t forget to add any disclosure your firm may require.

Subject: Proxy vote: Requesting your help

Dear [Client Name],

I’m reaching out on an important matter regarding your ownership of [JPMorgan Growth Advantage Fund and/or JPMorgan Large Cap Growth Fund] (the “Funds”). The Special Joint Meeting of Shareholders of the Funds previously scheduled for [JPM CA – insert prior meeting date] has been adjourned to [JPM CA – insert adjourned meeting date], providing shareholders with additional time to vote.

Please vote your shares.

If you haven’t yet voted your proxy, here is a convenient way to participate and have your shares represented at the Special Joint Meeting. The Board of Trustees of [the or each] Fund unanimously recommends that shareholders vote “FOR” the Proposal.

Please call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote your proxy.

Alternatively, shareholders may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote your shares FOR, AGAINST or ABSTAIN the proposal

Once your vote has been processed, you will receive written confirmation in the mail indicating the proxy vendor has processed your vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert FA signature]

[Please add any disclosure your firm may require.]

LCG/GA proxy email: Specialty FA version urging clients

CA/ICA to FA 1:1 email – to cut, paste, personalize and send via Outlook email.

Subject: Proxy vote: Requesting your help

Dear [FA Name],

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert adjourned meeting date], providing shareholders with additional time to vote.

Your clients may or may not have voted their proxy, so we are offering a convenient way for them to participate and have their shares represented at the Special Joint Meeting. The Board of Trustees of each Fund unanimously recommends that shareholders vote “FOR” the Proposal.

We kindly ask that you urge your clients to vote their shares.

Clients can call 1-866-811-1442 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote their proxy.

Alternatively, shareholders may send an email directly to the proxy vendor at votemyproxy@equiniti.com with the following information:

•	Subject Line: JPMorgan Proxy
•	First Name and Last Name
•	Mailing address
•	Instructions to vote their shares FOR, AGAINST or ABSTAIN the proposal

Once their vote has been processed, they will receive written confirmation in the mail indicating the proxy vendor has processed their vote.

For your reference, please refer to the Proxy Statement.

Thank you in advance for your help. Please feel free to contact me with any questions.

Best,

[insert CA/ICA signature]

Plan Email Template 1

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert meeting adjournment date], providing shareholders with additional time to vote on a proposal to change [each or the] Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We are working with our [recordkeeping] partners to get the proxy materials to the plans holding these [Fund or Funds], and we wanted to ensure you are aware of this communication to your plan sponsor clients.

We need your help – please encourage your impacted plan sponsors to vote as soon as possible!

•

Plans are eligible to vote if they owned shares of [the or an] impacted Fund at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the [Fund or Funds] are provided below.

•

Each plan’s vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, “Against” the Proposal or vote “Abstain” on the Proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•

There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting. See the proxy statement filed on August 15, 2024 for details.

•

The shareholder meeting is scheduled to be held at on [insert meeting adjournment date]. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

•	Plans may receive multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•

If a plan hasn’t received its proxy materials, please have them call our proxy coordination partner, EQ Fund Solutions, LLC, at 1-866-811-1442. They will likely need to provide the recordkeeper name where their shares are held, and, if held through a TPA, they may also need to provide the custodian name (example: holding shares through XYZ TPA, trading through ABC clearing firm).

If you or your plan sponsor clients have any questions after reviewing the proxy materials, please call 1-866-811-1442. We will get you the answers that you need promptly.

Thank you.

[Amend table below as applicable for the subject Fund(s) in the communication]

Fund	Share Class	CUSIP	Ticker
JPMorgan Growth Advantage Fund	A	62826M483	VHIAX
JPMorgan Growth Advantage Fund	I	4812A3718	JGASX
JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX
JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX
JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX
JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX
JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX
JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX
JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX
JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX
JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX
JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX
JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX
JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX

Plan Email Template 2

Subject: Please Vote This Proxy

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert meeting adjournment date], providing shareholders with additional time to vote on a proposal to change [each or the] Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We wanted to ensure you are aware of this communication as your plan holds shares in one or more of these [Fund or Funds].

•

Plans are eligible to vote if they owned shares of [the or an] impacted Fund at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the [Fund or Funds] are provided below.

•

The vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, “Against” the Proposal or “Abstain” on the proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•	There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting.

•	You may have received your proxy materials from your recordkeeper or Broadridge. Please contact either of them if you haven’t received the plan’s materials and voting instructions.

•	Plans may have received multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•

The shareholder meeting is scheduled to be held on [insert meeting adjournment date]. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

If you have any questions after reviewing the proxy materials, please call our proxy coordination partner, EQ Fund Solutions, LLC at 1-866-811-1442. We will get you the answers that you need promptly.

Thank you!

[JPMAM client advisor]

[Amend table below as applicable for the subject Fund(s) in the communication]

Fund	Share Class	CUSIP	Ticker
JPMorgan Growth Advantage Fund	A	62826M483	VHIAX
JPMorgan Growth Advantage Fund	I	4812A3718	JGASX
JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX

JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX
JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX
JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX
JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX
JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX
JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX
JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX
JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX
JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX
JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX
JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX

Plan Email Template 3

Subject: Please Vote This Proxy

The Special Joint Meeting of Shareholders of [insert name of applicable Fund(s)] (the [“Fund” or “Funds”]) previously scheduled for [insert prior meeting date] has been adjourned to [insert meeting adjournment date], providing shareholders with additional time to vote on a proposal to change [each or the] Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy (the “Proposal”) (see the proxy statement filed on August 15, 2024). We wanted to ensure you are aware of this communication as your plan holds shares in one or more of these [Fund or Funds].

•

Plans are eligible to vote if they owned shares of the below [Fund or Funds] at the close of business on July 31, 2024. The tickers and CUSIPs for the respective share classes of the [Fund or Funds] are provided below.

•

The vote is extremely important, and voting is quick and easy. Plans can vote “For” the Proposal, vote “Against” the Proposal or vote “Abstain” on the proposal. The Funds’ Board of Trustees is recommending a vote “FOR” the proposal.

•	There are four convenient methods for plans to cast their vote: by telephone, via the Internet, by returning the proxy card they receive by mail, or by participating in the shareholder meeting.

•	Please call our proxy coordination partner, EQ Fund Solutions, LLC at 1-888-628-1041 – Monday through Friday 9am–10pm ET or Saturday 10am–6pm ET – to vote your proxy.

•	You can also vote online at vote.proxyonline.com

•	You will need to provide your plan’s control number when voting over the phone or online which is xxxxxxxxxx.

•	Plans may have received multiple proxy cards if they hold Fund shares in multiple accounts or subplans. Plans should be sure to vote all control numbers associated with their plan accounts.

•

The shareholder meeting is scheduled to be held on [insert adjourned meeting date]. It is possible that the meeting could be postponed to a later date/time to allow additional time for shareholders to vote.

If you have any questions after reviewing the proxy materials, please call 1-888-628-1041. We will get you the answers that you need promptly.

Thank you!

[JPMAM client advisor]

[Amend table below as applicable for the subject Fund(s) in the communication]

Fund	Share Class	CUSIP	Ticker
JPMorgan Growth Advantage Fund	A	62826M483	VHIAX

JPMorgan Growth Advantage Fund	I	4812A3718	JGASX
JPMorgan Growth Advantage Fund	R2	48123X108	JGRJX
JPMorgan Growth Advantage Fund	R3	46640W306	JGTTX
JPMorgan Growth Advantage Fund	R4	46640W405	JGTUX
JPMorgan Growth Advantage Fund	R5	62826M426	JGVRX
JPMorgan Growth Advantage Fund	R6	46640W108	JGVVX
JPMorgan Large Cap Growth Fund	A	4812C0506	OLGAX
JPMorgan Large Cap Growth Fund	I	4812C0530	SEEGX
JPMorgan Large Cap Growth Fund	R2	4812C2544	JLGZX
JPMorgan Large Cap Growth Fund	R3	4812CA108	JLGPX
JPMorgan Large Cap Growth Fund	R4	4812CA207	JLGQX
JPMorgan Large Cap Growth Fund	R5	4812C2379	JLGRX
JPMorgan Large Cap Growth Fund	R6	48121L841	JLGMX